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                                                                    Exhibit 23.1


Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 9, 2001, included in The Wiser Oil Company's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



                                                   ARTHUR ANDERSEN LLP

Dallas, Texas
 August 30, 2001                                   BY: /s/ Arthur Andersen LLP
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